DELAWARE VIP TRUST

Delaware VIP Emerging Markets Series
(the "Series")

Supplement to the Series' Prospectuses dated April 30, 2007

On October 17, 2007, Mellon Bank, N.A. became the Series' custodian.

The following paragraph replaces the information in the section entitled "Who's who? - Custodian" on page 15 of the Series' prospectuses.

Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285.

Please keep this Supplement for future reference.

This Supplement is dated October 19, 2007.